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                                                                   Exhibit 10.48


                                                            NATIONAL CITY BANK
                                                            MIRACLE MILE OFFICE
NATIONAL CITY.                                              655 21st Street
                                                            Vero Beach, FL 32960


                                 July 16, 2007


Mrs. Maria F. Caldarone
Homes by Calton, LLC
2050 40th Avenue #1
Vero Beach, Florida 32960

               RE:   BUILDER LINE OF CREDIT REVISED COMMITMENT
          THIS COMMITMENT SUPERSEDES ANY AND ALL PREVIOUS COMMITMENTS

Dear Ms. Caldarone:

We have completed our review and have approved the following modifications:

        >       A decrease of the maximum availability of the line of credit from $6,500,000.00 to $4,790,000.00
        >       Beyond the two additional allocations on lot 134 and lot 135 in
                Pointe West, there shall be no other allocations until review date.
        >       Next review date January 1, 2008.
        >       Further disbursements for existing allocations may only be advanced with sale agreement and 10% down payment, subject to final acceptance by Bank. In any event, total disbursement is not to exceed actual costs to complete.
        >       A renewal fee of $13,970.83 is due at signing.

All terms, conditions and covenants of the Security Instruments, and of the Note and any Advance Notes evidencing the indebtedness secured thereby, and of the original Commitment Letter, along with all subsequently issued commitment letters, shall remain in full force and effect.

Thank you for your continued business, and please call on us if you have any questions or additional banking needs.


                                             Very truly yours,
                                             NATIONAL CITY BANK


                                             By: /s/ Alex Nall
                                                 -------------------------
                                                 Alex Nall, Vice President
                                                 Relationship Manager

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Homes by Calton, LLC
July 10, 2007
Page 2


The undersigned accepts the foregoing Commitment and all its terms, conditions and requirements and agrees to cause the loan to be made in accordance with all terms, conditions and requirements and within the time specified by this Commitment.


AS TO BORROWER:
HOMES BY CALTON, LLC



By: /s/ Maria F. Caldarone                                  7/16/07
----------------------------------            ----------------------------------
Maria F. Caldarone, Manager Member            Date


AS TO GUARANTOR:
CALTON, INC.
A NEW JERSEY CORPORATION


By: /s/ Maria F. Caldarone                                  7/16/07
----------------------------------            ----------------------------------
Maria F. Caldarone, Executive                 Date
Vice President